Exhibit No. (q)(8)

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of South Asia Portfolio, a New York trust, hereby constitutes and appoints Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney to sign for me in my name in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

        Signature                          Title                        Date
        ---------                          -----                        ----

/s/ Robert Lloyd George            President, Trustee and           July 2, 2003
---------------------------     Principal Executive Officer
Robert Lloyd George

/s/ William J. Austin, Jr.    Treasurer and Principal Financial     July 1, 2003
---------------------------        and Accounting Officer
William J. Austin, Jr.

/s/ Jessica M. Bibliowicz                 Trustee                   July 1, 2003
---------------------------
Jessica M. Bibliowicz

/s/ Edward K.Y. Chen                      Trustee                   July 1, 2003
---------------------------
Edward K.Y. Chen

/s/ James B. Hawkes                       Trustee                   July 1, 2003
---------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                  Trustee                   July 1, 2003
---------------------------
Samuel L. Hayes, III

/s/ William H. Park                       Trustee                   July 1, 2003
---------------------------
William H. Park

/s/ Ronald A. Pearlman                    Trustee                   July 1, 2003
---------------------------
Ronald A. Pearlman

/s/ Norton H. Reamer                      Trustee                   July 1, 2003
---------------------------
Norton H. Reamer

/s/ Lynn A. Stout                         Trustee                   July 1, 2003
---------------------------
Lynn A. Stout